Q2 2018 Quarterly Results Conference Call July 27, 2018

Safe Harbor Language and 2 Reconciliation of Non-GAAP Measures This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe- harbor created by such Act. Forward-looking statements include, but are not limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2018 guidance and expected internal rates of return associated with building acquisitions, and statements about our investment and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms, to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and maintenance capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward- looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non- GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Selected metrics definitions are available in the Appendix.

3 Strong Q2 and First Half Performance Strong Q2 ‘18 performance supported by durable storage rental revenue and margin expansion • Revenue up 11% and Adjusted EBITDA up 15%, both on a constant dollar basis; AFFO up 5.8% • 130 bps expansion in Adjusted EBITDA margin • EvoSwitch acquisition adds Amsterdam, a top 5 global data center market, to international platform Healthy growth in key operating metrics • 1H internal storage rental revenue growth of 3.2%(1) in line with 3% - 3.5% target for full year • Strong 1H internal service revenue growth of 4.2% reflects growth in Shred business, digitization and special projects • Total internal revenue growth of 4.6%(1) for Q2 and 3.6%(1) YTD Records Management business continues to grow • Continued worldwide positive internal volume growth • Revenue management program continues to more than offset moderating volume in Developed Markets • Continued solid internal revenue growth of 6% in Other International segment in Q2 Note: Definition of Non-GAAP and other measures and reconciliations of Non-GAAP to GAAP measures can be found in the Supplemental Financial Information (1) Adjusts for impact of early lease termination fee in Q2 2017 and impact of adoption of revenue recognition accounting standard

Continued Execution of Strategic Plan 4 Driving Growth and Margins in Developed Markets • Achieved 2.1%(1) YTD internal storage revenue growth in 1H despite ~1% net internal volume decrease, consistent with expectations • Continuing to manage Developed Markets to maximize yield • Strong internal service growth driven by Shred and special projects Continued Strong Internal Growth in Emerging Markets(2) • Achieved 7.7% internal storage rental revenue growth YTD • Expanded leadership through acquisitions and organic growth in new and existing markets Invested in Faster-growing Businesses • Acquired EvoSwitch, expanding data center portfolio into 2nd largest European / Top 5 global market • New Google partnership to unlock potential value of information, enabling customers to mine insights from data through content analytics, information management and cloud-based machine learning (1) YTD internal storage growth adjusts for impact of adoption of revenue recognition accounting standard (2) Emerging Markets is Other International, excluding Australia and New Zealand.

Maximizing Yield from Storage 5 (1) (1) Annualized Q2 Storage NOI ($M) Annualized Q2 Storage NOI / Avg Sq Ft ($M) $2,160 $25 $24.35 $1,997 $226 $90 $24 $23.54 $23.87 $1,773 $23.21 $72 $1,906 $1,934 $23 $23.25 $22.76 $1,701 Physical Storage NOI CAGR: 1.4% Total NOI CAGR: 3.4% $22 2016 2017 2018 2016 2017 2018 Other Physical Storage (RM & DP) Physical Storage (RM & DP) Total (1) NOI/square foot not comparable to that disclosed in Supplemental Financial Information pg. 26 as the above representation assumes constant dollar and total sq. ft. vs. reported dollar and racked sq. ft.

6

On Track for Accelerated EBITDA Growth

1H '18 Revenue Mix

82%
Developed Portfolio
North America and Western Europe
1H'18: ~3% Internal Revenue Growth

18%
Growth Portfolio
Emerging Markets, Data Center and Adj. Businesses
1H'18: ~7% Internal Revenue Growth

~3.6% Internal Revenue Growth

+ Margin Expansion

~4.0%+ Average Internal Adj. EBITDA Growth

2020 Revenue Mix

70%
Developed Portfolio
North America And Western Europe
~3% Internal Revenue Growth

30%
Growth Portfolio
Emerging Markets, Data Center and Adj. Businesses
~10% Internal Revenue Growth

~5% Internal Revenue Growth

+ Margin Expansion

~5%+ Average Internal Adj. EBITDA Growth

Note: Emerging Markets is Other International, excluding Australia and New Zealand

IRON MOUNTAIN®

7 2020 Plan(1): Profitable, Sustainable Growth Worldwide Revenue ($ in MM) AFFO Growth(2) ($ in MM) $1,000 - $752 $1,070 $4,600 – $4,750 2017 Actual 2020E $3,846 Projected Minimum Dividend per Share(3) 2017 Actual 2020E Adjusted EBITDA ($ in MM) $2.35 $2.54 2018E 2020E $1,680 – $1,760 $1,260 Lease Adjusted Leverage Ratio – Year-End 2017 Actual 2020E 5.6x ~5.0x 2018E 2020E (1) Updated to reflect 2017 actuals and 2018 Guidance, including adoption of revenue recognition standards and expansion of data center business. 2020 ranges at 2018 C$ rates. (2) Assumes Real Estate and Non-Real Estate Maintenance CapEx and Non-Real Estate Investment of 4% of Total Revenue for 2020. (3) Assumes 287mm shares outstanding for 2018 increasing to 295 to 300mm shares outstanding in 2020, reflecting issuance of employee stock-based awards and potential issuances under existing ATM program.

8 Solid Worldwide Financial Performance Growth $ and shares in mm Q2-17 Q2-18 R$ C$ Internal Growth Revenue $950 $1,061 11.7% 10.8% 4.1% / 4.6% excl. term fee(1) Storage $590 $655 11.0% 10.1% 1.9% / 2.7% excl. term fee(1) Service $360 $405 12.7% 11.8% 7.6% Adjusted Gross Profit(2) $541 $611 13.1% Adjusted Gross Profit Margin(2) 56.9% 57.6% 70 bps Income from Continuing Operations $83 $94 12.9% Adjusted EBITDA(3) $318 $369 16.2% 14.8% Adjusted EBITDA Margin(3) 33.5% 34.8% 130 bps Net Income $81 $94 15.3% AFFO(3) $217 $230 5.8% Dividend/Share $0.550 $0.588 6.8% Fully Diluted Shares Outstanding 265 287 8.2% (1) Internal growth figures excluding impact of early lease termination fee recorded in data center business in Q2’17 (2) Reflects adjusted gross profit, excluding Significant Transaction Costs; reconciliation can be found in the Supplemental Financial Information on Page 5 (3) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 14 and 16, respectively

9 Solid Worldwide Financial Performance Growth $ and shares in mm YTD-17 YTD-18 R$ C$ Internal Growth Revenue $1,889 $2,103 11.4% 9.4% 3.3% / 3.6% excl. term fee(1) Storage $1,163 $1,307 12.4% 10.4% 2.8% / 3.2% excl. term fee(1) Service $726 $797 9.7% 7.7% 4.2% Adjusted Gross Profit(2) $1,061 $1,205 13.6% Adjusted Gross Profit Margin(2) 56.2% 57.3% 110 bps Income from Continuing Operations $142 $140 (1.7%) Adjusted EBITDA(3) $611 $712 16.7% 14.4% Adjusted EBITDA Margin(3) 32.3% 33.9% 160 bps Net Income $140 $139 (0.7%) AFFO(3) $388 $451 16.3% Dividend/Share $1.1000 $1.1750 6.8% Fully Diluted Shares Outstanding 265 286 8.1% (1) Internal growth figures excluding impact of early lease termination fee recorded in data center business in Q2’17 (2) Reflects adjusted gross profit, excluding Significant Transaction Costs; reconciliation can be found in the Supplemental Financial Information on Page 5 (3) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 14 and 16, respectively

Strong Internal Growth in Q2 and YTD 10 Q2 YTD Other Other Developed Developed (1) Total (1) Total Markets International(2) Markets International(2) Internal Revenue Growth Storage 1.3% 5.9% 2.7%(3) 2.1% 5.8% 3.2%(3) Service 7.6% 6.0% 7.6% 4.2% 3.9% 4.2% (3) (3) Total 3.8% 5.9% 4.6% 2.9% 5.1% 3.6% % of Total Revenue by Segment Storage 43.1% 12.2% 61.8% 43.5% 12.4% 62.1% Service 30.0% 7.1% 38.2% 29.7% 7.2% 37.9% (1) Represents North America Records and Information Management, North America Data Management and Western Europe reporting segments. (2) Other International represents Emerging Markets, Australia and New Zealand (3) Excludes early lease termination fee recognized in Q2’17 Quarterly segment operating performance can be found on Page 10 of the Supplemental Financial Information.

Solid Adjusted EBITDA Margin 11 Performance Across Segments Adjusted EBITDA Q2 2017 Q2 2018 Change in bps YTD 2017 YTD 2018 Change in bps North America RIM 43.3% 45.4% 210 42.3% 44.1% 180 North America DM 55.6% 55.3% -30 55.2% 54.6% -60 Western Europe 30.0% 34.1% 410 29.2% 33.1% 390 Other International 29.2% 29.6% 40 29.2% 29.4% 20 Global Data Center 57.8%(1) 45.4% -1240 45.2%(1) 45.0% -20 Total 33.5%(1) 34.8% 130 32.3%(1) 33.9% 160 (1) Excluding the early lease termination fee recognized in Q2’17, Data Center adjusted EBITDA margins would have been 19.6% and 21.3%, and adjusted EBITDA margins would have been 33.1%, and 32.1% respectively, for the three and six months ended June 30, 2017. (2) Reconciliation for Total Adjusted EBITDA to its respective GAAP measure can be found in the Supplemental Financial Information on Page 14

Competitive Capital Structure 12 Net Leverage Across REIT Sectors IRM vs. REIT Composite Source: J.P. Morgan REIT Weekly U.S. Real Estate report July 23, 2018 and company reports, using simple averages of leverage across composite

Cash Available for Dividends and 13 Discretionary Investments in $MM $ in MM 2018E $335 Adjusted EBITDA $ 1,435 $ 1,485 Credit Suisse and Non-cash stock compensation / EvoSwitch Data 45 45 $335 other (including non-cash permanent withdrawal fees) Center Acquisitions Adjusted EBITDA and non-cash expenses $ 1,480 $ 1,530 Incremental $185 Capital Needed Less: Amortization of capitalized sales commissions 20 20 for $490$650 Cash interest and normalized cash taxes 500 480 Discretionary Data Center Investments $200 Expansion Total maintenance CapEx and non-real estate investment 165 155 $155 (1) Customer inducements and acquisition of customer relationships 60 60 Real Estate Inv. Cash available for dividends and investments $ 735 $ 815 $75 Net of Sales; Innovation2 Expected common dividend to be declared 675 675 $150 Base Acquisitions Cash available for core and discretionary investments $ 60 $ 140 $100$100 $140 Sources(3) Discretionary Investments(3) (1) Customer inducements and acquisitions of customer relationships are not deducted from AFFO as they represent discretionary growth investment (2) Includes core growth racking and excludes Northern Virginia Data Center development under capital lease (3) Excludes price of IO Data Centers acquisition, which closed on January 10, and possible future data center acquisitions. Represents mid point of ranges. Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

14 Key Takeaways Quarter punctuated by strong total revenue growth and 3.2% 1H internal storage rental revenue growth Driving continued improvement in Adjusted EBITDA margins Continuing to execute against strategic plan to shift revenue mix to faster growing businesses On track with deleveraging and dividend payout ratio goals, while growing dividend per share Accelerating growth in Data Center enhances 2020 plan and creates long-term growth platform Prudent capital management to drive further shareholder returns

Appendix

Storage Revenues Continue to Drive 16 Growth – by Product Q2’18 0.3% Q2’18 1.5% Service Revenue 4.2% Storage Revenue 38% of total revenues 4.4% 62% of total revenues 30% gross profit margin 75% gross profit margin 18.4% 45.9% 20% 10.1% 80% of adjusted of adjusted 0.9% gross profit 8.9% 4.9% gross profit 0.5% Adjacent Business Digital Solutions Secure Shredding Data Center Records Management Data Management

17

Developed and Other International RM Volume


Developed Markets
Other International
Q3-16: 17.1%; 16.3%; 2.2%; 5.3%; -5.0%; -1.7%
Q4-16: 16.0%; 15.6%; 2.1%; 5.2%; -5.2%; -1.7%
Q1-17: 16.5%; 15.7%; 2.4%; 5.2%; -5.2%; -1.7%
Q2-17: 2.2%; 1.8%; 2.1%; 4.4%; -4.5%; -1.6%
Q3-17: 0.5%; 0.3%; 2.0%; 4.1%; -4.3%; -1.6%
Q4-17: 0.3%; 0.3%; 2.0%; 4.0%; -4.3%; -1.7%
Q1-18: -0.4%; 0.1%; 1.7%; 3.8%; -4.3%; -1.7%
Q2-18: -0.9%; 0.1%; 1.6%; 3.8%; -4.6%; -1.7%
Q3-16: 86.9%; 80.4%; 5.2%; 10.5%; -4.6%; -4.5%
Q4-16: 75.1%; 67.5%; 5.9%; 11.4%; -4.4%; -5.3%
Q1-17: 61.7%; 54.6%; 5.4%; 11.2%; -4.2%; -5.3%
Q2-17(1): 3.0%; 3.3%; 7.6%; -1.4%; -2.8%; -3.6%
Q3-17: 4.3%; 3.0%; 7.8%; -0.2%; -3.5%; -2.7%
Q4-17: 6.0%; 1.8%; 2.6%; 7.6%; -2.8%; -3.2%
Q1-18: 5.8%; 1.8%; 2.4%; 7.3%; -2.9%; -3.0%
Q2-18: 9.0%; 5.2%; 2.4%; 7.4%; -3.1%; -2.9%
Business Acquisitions/ Dispositions(2)
New Sales(3)
New Volume from Existing Customers
Destructions
Outperm/Terms

(1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments in IRM's legacy Australian business.
(2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business.
(3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins.

IRON MOUNTAIN